UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 22, 2017

Millennium Investment & Acquisition Co. Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

811-22156

(Commission File Number)

20-4531310

(IRS Employer Identification No.)

301 Winding Road

Old Bethpage, NY 11804

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (212) 750-0371

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Items

Corporate Update on SMC Global and Updated Investor Presentation

On August 22, 2017, the registrant issued a press release announcing updates with respect to its investment in SMC Global as well as the posting of an updated Investor Presentation to its website (www.millinvestment.com), a copy of which is attached hereto as Exhibit [99.1] and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibits

Ex. No.	Description
99.1	Press Release of Millennium Investment & Acquisition Company, Inc. – Announces Updated Valuation of $11.6 million for Investment in SMG Global and updated Investor Presentation [Press release dated August 22, 2017]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2017

MILLENNIUM INVESTMENT & ACQUISITION COMPANY, INC.

By:	/s/ David H. Lesser
David H. Lesser
Chairman, CEO, Secretary & Treasurer